Exhibit 10.23

GUARANTEE

The undersigned, Interstate Business Corporation, a Delaware corporation ("Guarantor"), hereby guarantees to pay upon demand the obligations of Equus Gaming Company L.P., a Delaware limited partnership, Equus Entertainment Corporation, a Puerto Rico corporation, Housing Development Associates S.E., and Equus Management Company, a Delaware corporation (collectively "Equus") to American Community Properties Trust, a Maryland business trust ("ACPT"), including a receivable of Equus due to ACPT in the amount of $153,837 at December 31, 2001.

This is a continuing guarantee and shall not be amended nor terminated except by written statement signed by ACPT, authorized by a majority of the independent trustees of ACPT.

The undersigned acknowledges that it together with its affiliates own a majority of the outstanding equity securities of Equus and ACPT, and that ACPT would not have extended credit to Equus in the past, nor will it extend credit to Equus in the future, without this guarantee.

Guarantor waives notice of acceptance of this guarantee and of any extensions thereof and protest and notice of dishonor or default.

This is a guarantee of payment and not of collection, and Guarantor waives any right to require that any action be brought against Equus or any other person or that resort be had to any security or credit on the books of ACPT in favor of any other person.

No delay on the part of ACPT in exercising any rights hereunder or failure to exercise of the same shall operate as a waiver of such rights against the undersigned.

This guarantee shall be deemed to be a contract entered into in and pursuant to the laws of the State of Maryland and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of Maryland. The undersigned agrees to submit to personal jurisdiction in the State of Maryland in any action arising out of this guarantee, and in any such action or proceeding service may be served upon the undersigned by registered mail to or by personal service at the last known address of the undersigned whether within or without the jurisdiction of any such court.

IN WITNESS WHEREOF, the undersigned has executed this guarantee as of this 25th day of March 2002.

INTERSTATE BUSINESS CORPORATION

	By:	/s/ J. Michael Wilson
Its President

WITNESS:

/s/ Martha Colson